Exhibit 10(f)-3
EXECUTION VERSION
COMMITMENT EXTENSION AND INCREASE AGREEMENT AND AMENDMENT NO. 2 TO CREDIT AGREEMENT
(Commitment Extension Pursuant to Section 2.08(d) of Credit Agreement and Commitment Increase Pursuant to Section 2.19 and Amendment Pursuant to Section 9.05 of Existing Credit Agreement)
This COMMITMENT EXTENSION AND INCREASE AGREEMENT AND AMENDMENT NO. 2 TO CREDIT AGREEMENT (this “Agreement”) dated as of December 1, 2016, is entered into by and among PPL CAPITAL FUNDING, INC., a Delaware corporation (“Borrower”), PPL Corporation, a Pennsylvania corporation (“Guarantor”), the undersigned Lenders (as defined in the Credit Agreement) extending their Commitments (as defined in the Credit Agreement) (collectively, the “Extending Lenders”), the undersigned lenders providing the increased Commitments (collectively, the “Increasing Lenders”) and WELLS FARGO BANK, NATIONAL ASSOCIATION, as Administrative Agent (in such capacity, the “Administrative Agent”), Swingline Lender and Issuing Lender. Capitalized terms used herein and not otherwise defined herein shall have the meanings attributed to them in the Credit Agreement (as hereinafter defined).
RECITALS
A.     Borrower, Guarantor, the Increasing Lenders, the Extending Lenders, the Lenders (as defined in the Existing Credit Agreement) and the Administrative Agent are parties to that certain Revolving Credit Agreement dated as of July 28, 2014 (as amended, restated, or otherwise modified from time to time prior to the date hereof, the “Existing Credit Agreement” and as amended hereby, the “Credit Agreement”).
B. The Borrower desires to amend Section 2.08(d) of the Existing Credit Agreement to change the existing extension provisions, effective as of the date hereof, and the Lenders party hereto agree to such amendment (the “Extension Amendment”). Pursuant to Section 2.08(d) of the Credit Agreement, after giving effect to the Extension Amendment, Borrower has requested an extension of the Termination Date (the “Commitment Extension”) of the Commitments from January 29, 2021 to January 27, 2022, effective on January 27, 2017 (the “Extension Date”).
C.     Pursuant to Section 2.19 of the Existing Credit Agreement, this Agreement is being executed to evidence Borrower’s requested increase in the aggregate Lenders’ Commitments from $700,000,000 to $950,000,000 (the “Commitment Increase”), effective on the Increase Effective Date (as hereafter defined in Section 3).
D.    Each of the undersigned Extending Lenders has agreed to extend its Commitment in accordance with Schedule I hereto. Each of the undersigned Increasing Lenders has agreed to increase its Commitment in accordance with Schedule II hereto.
NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:
1.    Extension of and/or Increase in Commitments. Effective as of the Extension Date, the Termination Date of the Commitment of each Extending Lender identified on Schedule I shall be extended to January 27, 2022, which, for purposes of Section 2.08(d)(ii) of the Credit Agreement, shall be the “Current Termination Date.” Effective as of the Increase Effective Date, each Increasing Lender identified on Schedule II agrees that its aggregate Commitment shall be in the amount set forth on Schedule II.
2.    Conditions Precedent to Effectiveness of Commitment Extension. Subject to the satisfaction of the following conditions, the Commitment Extension shall be effective as of the Extension Date:

1)	Administrative Agent shall have received:

a)	counterparts of this Agreement, executed by Borrower, Guarantor and each Extending Lender;

b)	an Extension Letter;

c)	a certificate (in the form of Exhibit A hereto) of the Borrower dated the Extension Date signed by an Authorized Officer of the Borrower, certifying that:

i)	on such date, no Default under the Credit Agreement has occurred and is continuing;

ii)
the representations and warranties of the Borrower contained in the Credit Agreement are true and correct as of the Extension Date, except to the extent that such representations and warranties specifically refer to an earlier date, in which case they were true and correct as of such earlier date and except for the representations and warranties in Section 5.04(c), Section 5.05, Section 5.13 and Section 5.14(a) of the Credit Agreement; and

iii)	no authorization, consent or approval of any Governmental Authority is required to be obtained by the Borrower to authorize the Commitment Extension.

d)	a certificate (in the form of Exhibit B hereto) of the Guarantor dated the Extension Date signed by an Authorized Officer of the Guarantor, certifying that:

i)	on such date, no Default under the Credit Agreement has occurred and is continuing;

ii)
the representations and warranties of the Guarantor contained in the Credit Agreement are true and correct as of the Extension Date, except to the extent that such representations and warranties specifically refer to an earlier date, in which case they were true and correct as of such earlier date and except for the representations and warranties in Section 5.04(c), Section 5.05, Section 5.13 and Section 5.14(a) of the Credit Agreement; and

iii)	no authorization, consent or approval of any Governmental Authority is required to be obtained by the Guarantor to authorize the Commitment Extension.

e)
Opinions of counsel (in the form of Exhibit C) for each of the Loan Parties, addressed to the Administrative Agent and each Lender, dated the Extension Date, in form and substance satisfactory to the Administrative Agent.

2)
Borrower shall have paid all fees and expenses that are required to be paid as of the date set forth in that certain fee letter dated October 31, 2016, between the Borrower and Wells Fargo Securities, LLC;

3)	Lenders holding Commitments that aggregate at least 51% of the aggregate Revolving Commitments of the Lenders on or prior to the Election Date shall have agreed to extend the Current Termination Date.
3.    Conditions Precedent to Effectiveness of Commitment Increase. Subject to the satisfaction of the following conditions, the Commitment Increase shall be effective as of the date hereof (such date the “Increase Effective Date”):

1)	Administrative Agent shall have received:

a)	counterparts of this Agreement, executed by Borrower and each Increasing Lender;

b)	a Notice of Revolving Increase Letter;

c)
a certificate of the Secretary or Assistant Secretary of the Borrower dated the Increase Effective Date, certifying that the resolutions adopted by the Borrower authorizing the Commitment Increase are attached thereto and such resolutions are true and correct and have not been altered, amended or repealed and are in full force and effect.

d)	a certificate of the Borrower dated the Increase Effective Date signed by an Authorized Officer of the Borrower, certifying that:

i)	the representations and warranties of the Borrower contained in Article V of the Credit Agreement are true and correct in all material respects on and as of the Increase Effective Date, except to the extent that such representations and warranties specifically refer to an earlier date, in which case they were true and correct in all material respects as of such earlier date;

ii)	on such date and after giving effect to the Commitment Increase, no Default under the Credit Agreement has occurred and is continuing; and

iii)	no authorization, consent or approval of any Governmental Authority is required to be obtained by the Borrower to authorize the Commitment Increase.

e)
a certificate of the Secretary or Assistant Secretary of the Guarantor dated the Increase Effective Date, certifying that the resolutions adopted by the Guarantor authorizing the Commitment Increase are attached thereto and such resolutions are true and correct and have not been altered, amended or repealed and are in full force and effect.

f)	a certificate of the Guarantor dated the Increase Effective Date signed by an Authorized Officer of the Guarantor, certifying that:

i)
the representations and warranties of the Guarantor contained in Article V of the Credit Agreement are true and correct in all material respects on and as of the Increase Effective Date, except to the extent that such representations and warranties specifically refer to an earlier date, in which case they were true and correct in all material respects as of such earlier date;

ii)	on such date and after giving effect to the Commitment Increase, no Default under the Credit Agreement has occurred and is continuing; and

iii)	no authorization, consent or approval of any Governmental Authority is required to be obtained by the Guarantor to authorize the Commitment Increase.

2)
Borrower shall have paid all fees and expenses that are required to be paid as of the date set forth in that certain fee letter dated October 31, 2016, between the Borrower and Wells Fargo Securities, LLC;

4. Termination Date Amendment. Upon execution of this Agreement by the requisite Lenders under Section 9.05 of the Existing Credit Agreement, with effect from and including the date hereof, Section 2.08(d)(ii) of the Existing Credit Agreement is amended by adding the words “up to” immediately prior to “one year after the Current Termination Date.”
5. Changes in Commitment Ratios. On the Increase Effective Date, the Commitment Ratio of the Lenders shall be redetermined giving effect to the adjustments to the Commitments referred to in Section 1, and the participations of the Lenders in and the obligations of the Lenders in respect of any Letters of Credit outstanding on the Increase Effective Date shall be reallocated to reflect such redetermined Commitment Ratio.
6.    Miscellaneous.

(a)
(i) Headings and captions may not be construed in interpreting provisions; (ii) this Agreement shall be governed by, and construed in accordance with, the law of the State of New York; and (iii) this Agreement may be executed in any number of counterparts with the same effect as if all signatories had signed the same document, and all of those counterparts must be construed together to constitute the same document. This Agreement shall become effective when each party hereto shall have received a counterpart hereof signed by the other parties hereto.

(b)
Upon and after the execution of this Agreement by each of the parties hereto, each reference in the Credit Agreement to “this Agreement”, “hereunder”, “hereof” or words of like import referring to the Credit Agreement, and each reference in the other Loan Documents to “the Credit Agreement”, “thereunder”, “thereof” or words of like import referring to the Credit Agreement, shall mean and be a reference to the Credit Agreement as modified hereby. This Amendment shall constitute a Loan Document.

7. FULL FORCE AND EFFECT; RATIFICATION; ENTIRE AGREEMENT. EXCEPT AS EXPRESSLY MODIFIED HEREIN, ALL OF THE TERMS AND CONDITIONS OF THE EXISTING CREDIT AGREEMENT ARE UNCHANGED AND REMAINS IN FULL FORCE AND EFFECT, AND, AS MODIFIED HEREBY, THE BORROWER AND THE GUARANTOR CONFIRM AND RATIFY ALL OF THE TERMS, COVENANTS AND CONDITIONS OF THE EXISTING CREDIT AGREEMENT. THIS AGREEMENT SHALL CONSTITUTE A LOAN DOCUMENT FOR ALL PURPOSES OF THE CREDIT AGREEMENT AND THE OTHER LOAN DOCUMENTS. THE EXECUTION, DELIVERY AND EFFECTIVENESS OF THIS AGREEMENT SHALL NOT, EXCEPT AS EXPRESSLY PROVIDED HEREIN, OPERATE AS A WAIVER OF ANY RIGHT, POWER OR REMEDY OF ANY LENDER OR THE ADMINISTRATIVE AGENT UNDER ANY OF THE LOAN DOCUMENTS, NOR, EXCEPT AS EXPRESSLY APPROVED HEREIN, CONSTITUTE A WAIVER OR AMENDMENT OF ANY PROVISION OF ANY OF THE LOAN DOCUMENTS. THE CREDIT AGREEMENT AND THE OTHER LOAN DOCUMENTS, TOGETHER WITH THIS AGREEMENT, REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

[Signature Pages to Follow]

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the date first above written.

PPL CAPITAL FUNDING, INC. a Delaware corporation
By:		/s/ Joseph P. Bergstein, Jr.
	Name:	Joseph P. Bergstein, Jr.
	Title:	Treasurer

PPL CORPORATION a Pennsylvania corporation
By:		/s/ Joseph P. Bergstein, Jr.
	Name:	Joseph P. Bergstein, Jr.
	Title:	Treasurer

WELLS FARGO BANK, NATIONAL ASSOCIATION as Administrative Agent, Swingline Lender and Issuing Lender
By:	/s/ Frederick W. Price
	Name:	Frederick W. Price
	Title:	Managing Director

WELLS FARGO BANK, NATIONAL ASSOCIATION as an Increasing Lender
By:	/s/ Frederick W. Price
	Name:	Frederick W. Price
	Title:	Managing Director

WELLS FARGO BANK, NATIONAL ASSOCIATION as an Extending Lender
By:	/s/ Frederick W. Price
	Name:	Frederick W. Price
	Title:	Managing Director

BANK OF AMERICA, N.A. as an Increasing Lender
By:	/s/ Maggie Halleland
	Name:	Maggie Halleland
	Title:	Vice President

BANK OF AMERICA, N.A. as an Extending Lender
By:	/s/ Maggie Halleland
	Name:	Maggie Halleland
	Title:	Vice President

JPMORGAN CHASE BANK, N.A. as an Increasing Lender
By:	/s/ Juan J. Javellana
	Name:	Juan J. Javellana
	Title:	Executive Director

JPMORGAN CHASE BANK, N.A. as an Extending Lender
By:	/s/ Juan J. Javellana
	Name:	Juan J. Javellana
	Title:	Executive Director

BARCLAYS BANK PLC as an Increasing Lender
By:	/s/ Vanessa Kurbatskiy
	Name:	Vanessa Kurbatskiy
	Title:	Vice President

BARCLAYS BANK PLC as an Extending Lender
By:	/s/ Vanessa Kurbatskiy
	Name:	Vanessa Kurbatskiy
	Title:	Vice President

CITIBANK, N.A., as an Increasing Lender
By:	/s/ Richard Rivera
	Name:	Richard Rivera
	Title:	Vice President

CITIBANK, N.A., as an Extending Lender
By:	/s/ Richard Rivera
	Name:	Richard Rivera
	Title:	Vice President

MIZUHO BANK, LTD. as an Increasing Lender
By:	/s/ David Lim
	Name:	David Lim
	Title:	Authorized Signatory

MIZUHO BANK, LTD. as an Extending Lender
By:	/s/ David Lim
	Name:	David Lim
	Title:	Authorized Signatory

THE BANK OF NOVA SCOTIA as an Increasing Lender
By:	/s/ David Dewar
	Name:	David Dewar
	Title:	Director

THE BANK OF NOVA SCOTIA as an Extending Lender
By:	/s/ David Dewar
	Name:	David Dewar
	Title:	Director

THE BANK OF TOKYO-MITSUBISHI UFJ, LTD., as an Increasing Lender
By:	/s/ Chi-Cheng Chen
	Name:	Chi-Cheng Chen
	Title:	Director

THE BANK OF TOKYO-MITSUBISHI UFJ, LTD., as an Extending Lender
By:	/s/ Chi-Cheng Chen
	Name:	Chi-Cheng Chen
	Title:	Director

BNP PARIBAS as an Increasing Lender
By:	/s/ Francis DeLaney
	Name:	Francis DeLaney
	Title:	Managing Director

BNP PARIBAS as an Increasing Lender
By:	/s/ Karima Omar
	Name:	Karima Omar
	Title:	Vice President

BNP PARIBAS as an Extending Lender
By:	/s/ Francis DeLaney
	Name:	Francis DeLaney
	Title:	Managing Director

BNP PARIBAS as an Extending Lender
By:	/s/ Karima Omar
	Name:	Karima Omar
	Title:	Vice President

CANADIAN IMPERIAL BANK OF COMMERCE, NEW YORK BRANCH as an Increasing Lender
By:	/s/ Gordon R. Eadon
	Name:	Gordon R. Eadon
	Title:	Authorized Signatory

By:	/s/ Anju Abraham
	Name:	Anju Abraham
	Title:	Authorized Signatory

CANADIAN IMPERIAL BANK OF COMMERCE, NEW YORK BRANCH as an Extending Lender
By:	/s/ Gordon R. Eadon
	Name:	Gordon R. Eadon
	Title:	Authorized Signatory

By:	/s/ Anju Abraham
	Name:	Anju Abraham
	Title:	Authorized Signatory

CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH as an Increasing Lender
By:	/s/ Mikhail Faybusovich
	Name:	Mikhail Faybusovich
	Title:	Authorized Signatory

By:	/s/ Lorenz Meier
	Name:	Lorenz Meier
	Title:	Authorized Signatory

CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH as an Extending Lender
By:	/s/ Mikhail Faybusovich
	Name:	Mikhail Faybusovich
	Title:	Authorized Signatory

By:	/s/ Lorenz Meier
	Name:	Lorenz Meier
	Title:	Authorized Signatory

GOLDMAN SACHS BANK USA as an Increasing Lender
By:	/s/ Josh Rosenthal
	Name:	Josh Rosenthal
	Title:	Authorized Signatory

GOLDMAN SACHS BANK USA as an Extending Lender
By:	/s/ Josh Rosenthal
	Name:	Josh Rosenthal
	Title:	Authorized Signatory

MORGAN STANLEY BANK, N.A., as an Increasing Lender
By:	/s/ Michael King
	Name:	Michael King
	Title:	Authorized Signatory

MORGAN STANLEY BANK, N.A., as an Extending Lender
By:	/s/ Michael King
	Name:	Michael King
	Title:	Authorized Signatory

ROYAL BANK OF CANADA as an Increasing Lender
By:	/s/ Frank Lambrinos
	Name:	Frank Lambrinos
	Title:	Authorized Signatory

ROYAL BANK OF CANADA as an Extending Lender
By:	/s/ Frank Lambrinos
	Name:	Frank Lambrinos
	Title:	Authorized Signatory

SUN TRUST BANK as an Increasing Lender
By:	/s/ Shannon Juhan
	Name:	Shannon Juhan
	Title:	Director

SUN TRUST BANK as an Extending Lender
By:	/s/ Shannon Juhan
	Name:	Shannon Juhan
	Title:	Director

UBS AG, STAMFORD BRANCH as an Increasing Lender
By:	/s/ Craig Pearson
	Name:	Craig Pearson
	Title:	Associate Director

By:	/s/ Darlene Arias
	Name:	Darlene Arias
	Title:	Director

UBS AG, STAMFORD BRANCH as an Extending Lender
By:	/s/ Craig Pearson
	Name:	Craig Pearson
	Title:	Associate Director

By:	/s/ Darlene Arias
	Name:	Darlene Arias
	Title:	Director

U.S. BANK NATIONAL ASSOCIATION as an Increasing Lender
By:	/s/ James O’Shaughnessy
	Name:	James O’Shaughnessy
	Title:	Vice President

U.S. BANK NATIONAL ASSOCIATION as an Extending Lender
By:	/s/ James O’Shaughnessy
	Name:	James O’Shaughnessy
	Title:	Vice President

THE BANK OF NEW YORK MELLON as an Increasing Lender
By:	/s/ Mark W. Rogers
	Name:	Mark W. Rogers
	Title:	Vice President

THE BANK OF NEW YORK MELLON as an Extending Lender
By:	/s/ Mark W. Rogers
	Name:	Mark W. Rogers
	Title:	Vice President

PNC BANK, NATIONAL ASSOCIATION as an Increasing Lender
By:	/s/ Thomas E. Redmond
	Name:	Thomas E. Redmond
	Title:	Managing Director

PNC BANK, NATIONAL ASSOCIATION as an Extending Lender
By:	/s/ Thomas E. Redmond
	Name:	Thomas E. Redmond
	Title:	Managing Director

SCHEDULE I
COMMITMENTS AND APPLICABLE PERCENTAGES OF EXTENDING LENDERS

LENDERS	COMMITMENT	PERCENTAGE

Wells Fargo Bank, National Association Bank of America, N.A. JPMorgan Chase Bank, N.A. Barclays Bank PLC Citibank, N.A. Mizuho Bank, Ltd. The Bank of Nova Scotia The Bank of Tokyo-Mitsubishi UFJ, Ltd. BNP Paribas Canadian Imperial Bank of Commerce Credit Suisse AG, Cayman Islands Branch Goldman Sachs Bank USA Morgan Stanley Bank, N.A. Royal Bank of Canada Suntrust Bank UBS AG, Stamford Branch U.S. Bank National Association The Bank of New York Mellon PNC Bank, National Association	$61,750,000 61,750,000 61,750,000 61,750,000 61,750,000 61,750,000 47,500,000 47,500,000 47,500,000 47,500,000 47,500,000 47,500,000 47,500,000 47,500,000 47,500,000 47,500,000 47,500,000 28,500,000 28,500,000	6.5% 6.5% 6.5% 6.5% 6.5% 6.5% 5.0% 5.0% 5.0% 5.0% 5.0% 5.0% 5.0% 5.0% 5.0% 5.0% 5.0% 3.0% 3.0%

Total	$950,000,000	100%

SCHEDULE II
COMMITMENTS AND APPLICABLE PERCENTAGES OF INCREASING LENDERS

LENDERS	COMMITMENT	PERCENTAGE

Wells Fargo Bank, National Association Bank of America, N.A. JPMorgan Chase Bank, N.A. Barclays Bank PLC Citibank, N.A. Mizuho Bank, Ltd. The Bank of Nova Scotia The Bank of Tokyo-Mitsubishi UFJ, Ltd. BNP Paribas Canadian Imperial Bank of Commerce Credit Suisse AG, Cayman Islands Branch Goldman Sachs Bank USA Morgan Stanley Bank, N.A. Royal Bank of Canada Suntrust Bank UBS AG, Stamford Branch U.S. Bank National Association The Bank of New York Mellon PNC Bank, National Association	$61,750,000 61,750,000 61,750,000 61,750,000 61,750,000 61,750,000 47,500,000 47,500,000 47,500,000 47,500,000 47,500,000 47,500,000 47,500,000 47,500,000 47,500,000 47,500,000 47,500,000 28,500,000 28,500,000	6.5% 6.5% 6.5% 6.5% 6.5% 6.5% 5.0% 5.0% 5.0% 5.0% 5.0% 5.0% 5.0% 5.0% 5.0% 5.0% 5.0% 3.0% 3.0%

Total	$950,000,000	100%

Exhibit A – Form of Officer’s Certificate of Borrower to be dated the Extension Date

Exhibit B – Form of Officer’s Certificate of Guarantor to be dated the Extension Date

Exhibit C – Form of Counsel’s Opinion to be dated the Extension Date